SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 20, 2003

Commission file number 0-49659

XRG, Inc.

(Exact name of small business issuer as specified in its charter)

DELAWARE	58-2583457

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5301 Cypress Street, Suite 111, Tampa, Florida 33607

(Address of principal executive offices)

(813) 637-0700

(Issuer’s telephone number)

SIGNATURES
EXHIBIT INDEX
Ex-2.3 Amendment No. 2 to Stock Purchase Agreement
Ex-99.3 Pro Forma Financial Statements

This Amendment No. 1 to the Current Report on Form 8-K originally filed by XRG, Inc. on February 9, 2004 in connection with the acquisition of R&R Express Intermodal, Inc. is being filed to amend Item 7 to include the required financial information omitted from the February 9, 2004 Form 8-K as permitted by subparagraphs (a)(4) and (b)(2) of Item 7.

ITEM 7 — FINANCIAL STATEMENTS AND EXHIBITS

The following documents are filed as part of this report:

(b)	Pro Forma Financial Information

Statements of Operations for the year ended March 31, 2003
Statements of Operations for the nine months ended December 31, 2003
Balance Sheet as of December 31, 2003
Notes to Unaudited Pro Forma Condensed Financial Statements

(c)	Exhibits

A list of exhibits filed herewith or incorporated by reference herein is contained on the Exhibit Index immediately preceding such exhibits, and is incorporated herein by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XRG, Inc.

Date: July 8, 2004	/s/ Kevin P. Brennan Kevin P. Brennan President & CEO

EXHIBIT INDEX

Exhibit
Number	Description

2.1*	Stock Purchase Agreement, dated August 20, 2003

2.2*	Amendment No. 1 to the Stock Purchase Agreement, dated January 1, 2003.

2.3	Amendment No. 2 to the Stock Purchase Agreement, dated April 12, 2004.

99.2*	Financial statements of R&R Express Intermodal, Inc.

99.3	Pro Forma financial statements

*	Previously filed.